                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported)                      JUNE 1, 2005
                                                     --------------------------------------------------------------

                                                           W. R. GRACE & CO.
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                                         (Exact Name of Registrant as Specified in Its Charter)

                                                               DELAWARE
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                                             (State or Other Jurisdiction of Incorporation)

                          1-13953                                                65-0773649
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                 (Commission File Number)                             (IRS Employer Identification No.)

                     7500 GRACE DRIVE
                    COLUMBIA, MARYLAND                                                           21044
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         (Address of Principal Executive Offices)                                             (Zip Code)

                                                              (410) 531-4000
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                                           (Registrant's Telephone Number, Including Area Code)

---------------------------------------------------------------------------------------------------------------------
                                      (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT

Item 8.01         Other Events.
                  ------------

         On June 1, 2005, the New Jersey Department of Environmental Protection
("DEP") filed a lawsuit against W. R. Grace & Co., W. R. Grace & Co.-Conn.
(collectively "Grace") and two employees, seeking civil penalties for alleged misrepresentations and false statements made in a Preliminary Assessment/Site
Investigation Report and Negative Declarations submitted by Grace to the DEP in
1995 pursuant to the New Jersey Industrial Site Recovery Act. Grace submitted the Report, which was prepared by an independent environmental consultant, in connection with the closing of Grace's former plant in Hamilton Township, New
Jersey.

            Grace purchased the Hamilton plant in 1963 and ceased operations there in 1994. During this period, Grace produced spray-on fire protection products and vermiculite-based products at the plant.

            Grace is unable at this time to assess the effect of the lawsuit on
Grace's results of operations or financial condition, or on its bankruptcy proceeding.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                               W. R. GRACE & CO.
                                           -------------------------
                                                 (Registrant)

                                          By    /s/ Mark A. Shelnitz
                                             ----------------------
                                                   Mark A. Shelnitz
                                                      Secretary

Dated:  June 2, 2005